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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   May 6, 2002
                                          --------------------------------------

                        Standard Automotive Corporation
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             (Exact name of registrant as specified in its chapter)

Delaware                            001-13657                 52-2018607
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(State or other jurisdiction        Commission              (IRS Employer
      of incorporation             File Number)           Identification No.)

280 Park Avenue, 21st Floor West, New York, NY                   10017
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (212) 286-1300
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


On May 2, 2002, Standard Automotive Corporation ("the Company") announced that it had received notice from the staff (the "Staff") of the American Stock Exchange (the "Exchange"), indicating that the Company is no longer in compliance with the Exchange's continued listing guidelines, and that its securities are, therefore, being delisted from the Exchange.

According to the notice, the Staff's determination is based, among other things, on the Company's commencement of Chapter 11 proceedings on March 19, 2002, as well as on the aggregate market value of the Company's publicly held shares having fallen below $1,000,000.

The Company noted that it does not intend to appeal the determination by the Exchange and, therefore, expects its securities to be delisted on or about May 13, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STANDARD AUTOMOTIVE CORPORATION

Date:   May 3, 2002                        /s/ Matthew B. Burris
        ----------------                   ---------------------
                                           Matthew B. Burris
                                           Chief Financial Officer